UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2016
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 954-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.
Sale of the Bronto Skylift Business
As previously disclosed in the Current Report on Form 8-K dated December 11, 2015, Federal Signal Corporation, a Delaware corporation, and certain of its subsidiaries (the “Company”) entered into a share sale and purchase agreement (the “Sale Agreement”) with Morita Holdings Corporation, a Japanese corporation (“Buyer”), pursuant to which the Company agreed to sell 100% of: the shares of Bronto Skylift Oy Ab, the shares of Bronto Skylift, Inc. and the partnership interests in Bronton Kiinteristot Ky (collectively “Bronto”) to Buyer for €80.0 million in cash (approximately $87 million), subject to certain post-closing working capital and net debt adjustments. Such shares and interests represent 100% of the operations of the Company’s Bronto business.
On January 29, 2016, the Company completed the sale of Bronto to Buyer, initially receiving proceeds of €76 million in cash (approximately $83 million), with the remaining purchase price due to be paid, along with the payment of the working capital and net debt adjustments, by the end of the second quarter of 2016.
Bronto was the only remaining operation in the Company’s Fire Rescue Group. With completion of the sale, the Company will no longer operate the Fire Rescue Group.
The foregoing summary of the Sale Agreement is not intended to be complete and is qualified in its entirety by reference to the Sale Agreement, which is incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K dated December 11, 2015.
Additionally, a copy of the related press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information
The Company’s unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2014, 2013 and 2012, the Company’s unaudited pro forma condensed consolidated balance sheet as of September 30, 2015, and the related notes thereto, each of which gives effect to the sale of Bronto, are furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)	Exhibits
10.1
Share Sale and Purchase Agreement dated as of December 11, 2015, by and among Morita Holdings Corporation, Federal Signal Corporation and certain subsidiaries of Federal Signal Corporation identified on the signature pages thereto. Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K dated December 11, 2015.

	99.1	Press Release dated January 29, 2016.
99.2
Unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2014, 2013 and 2012, unaudited pro forma condensed consolidated balance sheet as of September 30, 2015, and the related notes thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: February 4, 2016	By:	/s/ Brian S. Cooper
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
Exhibit 10.1
Share Sale and Purchase Agreement dated as of December 11, 2015, by and among Morita Holdings Corporation, Federal Signal Corporation and certain subsidiaries of Federal Signal Corporation identified on the signature pages thereto. Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K dated December 11, 2015.

Exhibit 99.1	Press Release dated January 29, 2016.
Exhibit 99.2
Unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2014, 2013 and 2012, unaudited pro forma condensed consolidated balance sheet as of September 30, 2015, and the related notes thereto.